CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
CONDENSED CONSOLIDATED BALANCE SHEETS
Common stock, par value per share	$ 0	$ 0	$ 0
Common stock, shares authorized	300,000,000	300,000,000	300,000,000
Common stock, shares outstanding	173,718,152	173,718,152	171,218,152
Preferred stock, par value per share	$ 0	$ 0	$ 0
Preferred stock, shares authorized	30,000,000	30,000,000	30,000,000
Preferred stock, shares outstanding	0	0	0